UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2007

BARNES GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-04801	06-0247840
(Commission File Number)	(I.R.S. Employer Identification No.)

123 Main Street, Bristol, Connecticut	06011-0489
(Address of principal executive offices)	(Zip Code)

(860) 583-7070

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from the Annual Report on Form 10-K of Barnes Group Inc. for the year ended December 31, 2006, filed on February 26, 2007, formatted in Extensible Business Reporting Language (“XBRL”): (i) the Consolidated Statements of Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Cash Flows, and (iv) the Consolidated Statements of Changes in Stockholders’ Equity. These XBRL-formatted documents are not readable in Hypertext Markup Language (“HTML”). Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the officially publicly filed financial statements of Barnes Group Inc. The Company is voluntarily submitting these XBRL-formatted documents to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit 100: The following materials from the Annual Report on Form 10-K of Barnes Group Inc. for the year ended December 31, 2006 filed on February 26, 2007 formatted in XBRL: (i) the Consolidated Statements of Income, (ii) the Consolidated Balance Sheets, (iii) the Consolidated Statements of Cash Flows, and (iv) the Consolidated Statements of Changes in Stockholders’ Equity.

Exhibit 100.INS: XBRL Instance Document

Exhibit 100.SCH: XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL: XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB: XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE: XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2007	BARNES GROUP INC.
(Registrant)

	By:	/s/ William C. Denninger
William C. Denninger
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description
Exhibit 100.INS:	XBRL Instance Document

Exhibit 100.SCH:	XBRL Taxonomy Extension Schema Document

Exhibit 100.CAL:	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 100.LAB:	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 100.PRE:	XBRL Taxonomy Extension Presentation Linkbase Document